SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 1999


                                  KIMMINS CORP.
               (Exact name of registrant as specified in charter)


                        Commission File Number 001-10489


            Florida                                      59-3598343
 (State or other jurisdiction of             (IRS Employer Identification No.)
        incorporation)


    1501 Second Avenue East
           Tampa, Florida                                 33605
  (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number including area code (813) 248-3878



  (Former name or former address, if changed since last report) Not Applicable





880799v2

Item 5.    Other Events

            On October 14, 1999,  Kimmins  Corp.,  a Delaware  corporation  (the
"Company"), consummated its reincorporation of the Company from Delaware to Florida in accordance with the terms of a Plan of Merger, dated as of August 4, 1999 (the "Plan"), among the Company and Kimmins, a Florida corporation and wholly-owned subsidiary of the Company (the "Subsidiary"). The Plan was approved by the stockholders on September 9, 1999. Pursuant to the Plan, the Company merged with and into the Subsidiary with the Subsidiary being the surviving corporation (the "Surviving Corporation"). The Surviving Corporation assumed all of the assets and liabilities of the Company, including contractual obligations under the Company's outstanding indebtedness. The existing Board of Directors and officers of the Company became the Board of Directors and officers of the Surviving Corporation for identical terms of office. The Surviving Corporation also assumed the name of "Kimmins Corp." in the merger so that the Surviving Corporation will operate under the same name as the Company. Pursuant to the merger each share of the Company's Common Stock issued and outstanding was automatically converted into one fully-paid and nonassessable share of the Common Stock, $.001 par value per share, of the Surviving Corporation. In addition, each currently outstanding stock option of the Company was automatically converted into an option to purchase the same number of shares of Common Stock of the Surviving Corporation at the same option exercise price per share and upon the same terms and subject to the same conditions as set forth in the option. The Company does not intend to issue new stock certificates to stockholders of record in connection with the merger. Instead, each certificate representing issued and outstanding shares of Common Stock of the Company immediately prior to the effective date of the merger will continue to evidence ownership of the shares of Common Stock of the Surviving Corporation after the effective date of the merger.

            The Surviving Corporation's Common Stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rules 12g-2 and 12g-3(a) thereunder upon its issuance in exchange for the Common Stock of the Company. This Form 8-K is being filed for the purpose of accomplishing such registration pursuant to Section 12(g) of the Act. The Surviving Corporation's Common Stock has been substituted for Company Common Stock on the OTC Bulletin Board and will continue to trade under the symbol "KVNM" without interruption.

Item 7.    Financial Statements and Exhibits

                        (a)   Not applicable.

                        (b) Not applicable.

                        (c) Exhibits (Exhibit numbers conform to Item 601 of Regulation S-K):

                              2.1 Plan and Agreement of Merger (incorporated by reference to Appendix A to the Company's definitive Proxy Statement for its 1999 Annual Meeting of Stockholders, dated August 16, 1999, filed with the Commission on August 16, 1999 (the "Proxy Statement")).

                              3.1   Articles of  Incorporation  of the Surviving
                                    Corporation  (incorporated  by  reference to
                                    Appendix B to the Proxy Statement).

                              3.2   Bylaws of the Surviving Corporation.

                              99.1 Application of the New York Stock Exchange to strike listing of Registrant's Common Stock under section 12(d).



880799v2

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KIMMINS CORP.



Date:  October 14, 1999                By:/s/ Joseph M. Williams
                                          ---------------------------
                                              Joseph M. Williams
                                              Vice President and
                                              Chief Financial Officer






880799v2

                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------

2.1 Plan and Agreement of Merger (incorporated by reference to Appendix A to the Company's definitive Proxy Statement for its 1999 Annual Meeting of Stockholders, dated August 16, 1999, filed with the Commission on August 16, 1999 (the "Proxy Statement")).

3.1 Articles of Incorporation of the Surviving Corporation (incorporated by reference to Appendix B to the Proxy Statement).

3.2*      Bylaws of the Surviving Corporation.

99.1* Application of the New York Stock Exchange to strike listing of Registrant's Common Stock under section 12(d).

-------------------------------

*  Filed herewith.